AMENDMENT, CONSENT AND WAIVER dated as
                         October 31, 1994 (this "Amendment"), to
                         (a) the Credit Agreement dated as of June
14,
                         1993, as amended and restated as of August
3,
                         1994 (the "Credit Agreement"), among Eckerd
                         Corporation, a Delaware corporation (the
                         "Borrower"); the financial institutions
party
                         to the Credit Agreement (the "Lenders");
                         Chemical Bank and NationsBank of Florida,
                         N.A., as managing agents for the Lenders
(the
                         "Managing Agents") and as swingline lenders
                         (the "Swingline Lenders"); Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, the Swingline Lenders and the Fronting Banks (such term and each other capitalized term used without definition in this Amendment having the meanings assigned thereto in the Credit Agreement); and NationsBank, as documentation agent (the "Documentation Agent") for the Lenders, the Swingline Lenders and the Fronting Banks; (b) the Guarantee Agreement dated as of June 14, 1993, as amended and restated as of August
3,
                         1994 (the "Guarantee Agreement"), among each subsidiary of the Borrower party thereto (collectively, the "Guarantors") and Chemical, as collateral agent for the
Secured
                         Parties (the "Collateral Agent"); and (c)
the
                         Indemnity, Subrogation and Contribution
                         Agreement dated as of June 14, 1993, as
                         amended and restated as of August 3, 1994
                         (the "Indemnity, Subrogation and
Contribution
                         Agreement"), among the Borrower, the
                         Guarantors and the Collateral Agent.

                    WHEREAS, the Borrower intends to consummate the sale of Insta-Care Holdings, Inc., a Florida corporation ("IC Holdings"), as permitted by the Credit Agreement (such sale, the "IC Holdings Sale") and, in connection therewith, the Borrower has requested that the Required Lenders agree to (a) waive the provisions of the Credit Agreement to the extent necessary to provide that if, upon consummation of the IC Holdings Sale, the Borrower applies to the prepayment
          of outstanding Revolving Credit Borrowings the portion of the Net Proceeds from the IC Holdings Sale that the
Borrower
          is permitted under the Credit Agreement to apply to the redemption or repurchase of 11-1/8% Subordinated
Debentures,
          the Borrower may subsequently use the proceeds of Revolving Credit Borrowings, in an amount not in excess of the amount of Net Proceeds from the IC Holdings Sale so applied to prepay outstanding Revolving Credit Borrowings, to redeem
or
          repurchase 11-1/8% Subordinated Debentures, (b) amend the Guarantee Agreement to release, upon the consummation of the
          IC Holdings Sale, the guarantee of each Subsidiary of IC Holdings under the Guarantee Agreement and (c) amend the Indemnity, Contribution and Subrogation Agreement to release, upon the consummation of the IC Holdings Sale, IC Holdings and its Subsidiaries from all their respective obligations under the Indemnity, Contribution and Subrogation Agreement;

                    WHEREAS, the Borrower intends, on or prior to August 1, 1995, to make a public offering of convertible subordinated indebtedness (the "Convertible Subordinated Debentures") the proceeds of which will be used by the Borrower to redeem or repurchase 11-1/8% Subordinated Debentures and, in connection therewith, the Borrower has requested that the Required Lenders agree to (a) waive the provisions of the Credit Agreement to the extent necessary to permit the Borrower to make such offering and (b) waive the provisions of the Credit Agreement to the extent necessary to provide that if, upon consummation of such offering, the Borrower applies to the prepayment of outstanding Revolving Credit Borrowings all or a portion of the Net Proceeds from such offering, the Borrower may subsequently use the proceeds of Revolving Credit Borrowings, in an amount not in excess of the amount of Net Proceeds from such offering so applied to prepay outstanding
          Revolving Credit Borrowings, to redeem or repurchase
11-1/8%
          Subordinated Debentures; and

                    WHEREAS, the Required Lenders are willing, on the terms, subject to the conditions and to the extent set forth
          below, to grant such waivers and to effect such amendments.

                    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, each of the Guarantors and the Required Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:
                    SECTION 1.  Amendment of the Credit Agreement.
          (a) The Borrower and the Required Lenders hereby amend
          Article I of the Credit Agreement by deleting the definition of the term "IC Holdings Sale Balance" in its entirety and substituting therefor the following material:

                    "IC Holdings Sale Balance" shall mean (a) 100% of
               the Net Proceeds from the IC Holdings Sale minus
               (b) the aggregate amount of such Net Proceeds that has been applied by the Borrower to (i) redeem or repurchase 11-1/8% Subordinated Debentures pursuant to
               Section 7.09(a)(iii)(A) or (ii) prepay outstanding Revolving Credit Borrowings pursuant to Section 2.13(c).
                    (b) The Borrower and the Required Lenders hereby amend Section 2.13(c) of the Credit Agreement by deleting such Section in its entirety and substituting therefor the following material:

                    (c)  In the event that the IC Holdings Sale
               occurs, the Borrower shall, within five Business Days following the occurrence of the IC Holdings Sale,
               (i) provide written notice to each Lender of the aggregate amount of the Net Proceeds from the IC Holdings Sale that has been or will be applied by the Borrower to redeem or repurchase 11-1/8% Subordinated Debentures pursuant to
               Section 7.09(a)(iii)(A), (ii) apply to the prepayment of outstanding Revolving Credit Borrowings the portion of such amount that will be so applied to the redemption or repurchase of 11-1/8% Subordinated
               Debentures after the date of such written notice and
               (iii) apply to the repayment of outstanding Loans and Swingline Loans, in accordance with Section 2.13(e), an
               amount equal to 100% of the IC Holdings Sale Balance.

                    (c) The Required Lenders and the Borrower hereby amend Section 7.09(a) of the Credit Agreement by inserting, following the words "equal to" on the ninth line of such Section, the phrase "or less than".

                    (d) The Required Lenders and the Borrower hereby amend Section 7.09(b) of the Credit Agreement by inserting, following the word "Debentures" on the second line of such Section, the phrase "(or any Subordinated Debt Refinancing Indebtedness)".

                    (e) The Required Lenders and the Borrower hereby amend Section 7.10 of the Credit Agreement by deleting the phrase "and (k) the Investor Stock Subscription Agreements" on the seventh line of such Section and substituting therefor the phrase ", (k) the Investor Stock Subscription Agreements, (l) any Subordinated Debt Refinancing Indebtedness and (m) the indenture relating to any Subordinated Debt Refinancing Indebtedness".

                    SECTION 2.  Amendment of the Guarantee Agreement.


          (a)  The Guarantors and the Collateral Agent hereby amend
          Section 12(b) of the Guarantee Agreement by deleting such
          Section in its entirety and substituting therefor the following material:

                    (b) Upon the sale of all or substantially all of the assets or all of the capital stock of any
Guarantor
               (or the sale of all of the capital stock of any corporation that owns all of the capital stock of any Guarantor) in a manner that is permitted by the Credit Agreement, the guarantees of such Guarantor made hereunder shall automatically terminate.

                    (b) The Required Lenders hereby consent to the amendment of the Guarantee Agreement provided for in the immediately preceding paragraph.

                    SECTION 3.  Amendment of the Indemnity,
          Subrogation and Contribution Agreement. (a) The Borrower, the Guarantors and the Collateral Agent hereby amend
          Section 4 of the Indemnity, Subrogation and Contribution Agreement by (i) adding, immediately after the word "Termination." on the first line of such Section, the term "(a)" and (ii) adding, immediately following Section 4 of the Indemnity, Subrogation and Contribution Agreement, the following material:

                    (b) Upon the sale of all or substantially all of the assets or all of the capital stock of any
Guarantor
               (or the sale of all of the capital stock of any corporation that owns all of the capital stock of any Guarantor) in a manner that is permitted by the Credit Agreement, such Guarantor's obligations hereunder shall
               automatically terminate.

                    (b) The Required Lenders hereby consent to the amendment of the Indemnity, Subrogation and Contribution Agreement provided for in the immediately preceding paragraph.

                    SECTION 4. Waivers. (a) The Required Lenders hereby waive the provisions of Sections 7.01(j)(i), 7.01(j)(iii) and 7.01(j)(vi) of the Credit Agreement to the extent, but only to the extent, necessary to permit the Borrower to issue the Convertible Subordinated Debentures and to use an amount equal to or less than the Net Proceeds of the issuance of the Convertible Subordinated Debentures to redeem 11-1/8% Subordinated Debentures; provided, however, that (i) no material terms applicable to the Convertible Subordinated Debentures (including the subordination provisions thereof) shall be more favorable to
          the holders of the Convertible Subordinated Debentures than the terms that are applicable to the holders of the 9-1/4% Senior Subordinated Notes and (ii) the closing of the issuance of the Convertible Subordinated Debentures shall occur on or prior to August 1, 1995. The Borrower and the Required Lenders hereby agree that (i) the Convertible Subordinated Debentures shall for all purposes constitute Subordinated Debt Refinancing Indebtedness and be deemed to be Indebtedness permitted under Section 7.01(j) and (ii)
the
          issuance of the Convertible Subordinated Debentures shall not constitute for any purpose either an Equity Issuance or a Prepayment Event.

                    (b) The Required Lenders hereby waive the provisions of Sections 6.08 and 7.09 of the Credit
Agreement
          to the extent, but only to the extent, necessary to
          (i) permit the Borrower, following the consummation of the IC Holdings Sale and the prepayment of outstanding
Revolving
          Credit Borrowings pursuant to Section 2.13(c), to use the proceeds of Revolving Credit Borrowings, in an aggregate amount not in excess of the amount of such prepayment of Revolving Credit Borrowings, to redeem or repurchase
11-1/8%
          Subordinated Debentures pursuant to Section 7.09(a)(iii)(A) and (ii) permit the Borrower, following the application to the prepayment of outstanding Revolving Credit Borrowings of
          all or a portion of the Net Proceeds of the offering of the Convertible Subordinated Debentures, to use the proceeds of Revolving Credit Borrowings, in an aggregate amount not in excess of the amount of such prepayment of Revolving Credit

 Borrowings, to redeem or repurchase 11-1/8% Subordinated
          Debentures.

                    SECTION 5.  Release of Security Interests.
          Simultaneously with the consummation of the IC Holdings Sale, the Collateral Agent shall execute and deliver to the Borrower, at the Borrower's expense, all Uniform Commercial Code termination statements and similar documents that the Borrower shall reasonably request in order to evidence the termination of the Security Interest in (a) the capital stock of IC Holdings and its Subsidiaries and (b) the assets
          of IC Holdings and its Subsidiaries. Any execution and delivery of such termination statements or similar documents
          shall be without recourse to or warranty by the Collateral
          Agent.

                    SECTION 6.  Representations and Warranties.
          The Borrower and each of the Guarantors represent and warrant to each of the Lenders that:

                    (a) The execution, delivery and performance by the Borrower and each of the Guarantors of this Amendment (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of any law, statute, rule or regulation, other than any
               law, statute, rule or regulation, the violation of which will not result in a Material Adverse Effect, or of the certificate or articles of incorporation or other constitutive documents or By-laws of the
Borrower
               or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound,
               (ii) constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than any Lien created under the Security Documents) upon any property or assets of the Borrower or any Subsidiary.

                    (b) This Amendment has been duly executed and delivered by the Borrower and each of the Guarantors and constitutes a legal, valid and binding obligation of the Borrower and each of the Guarantors, enforceable
               against the Borrower and each of the Guarantors in accordance with its terms (a) except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) subject to general principals of equity.

                    SECTION 7. Loan Documents. This Amendment and each certificate and instrument delivered by any party in connection herewith shall be a Loan Document for all purposes.

                    SECTION 8. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received copies hereof that,
          when taken together, bear the signatures of the Borrower, each of the Guarantors and the Required Lenders.

                    SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Credit Agreement.
                    SECTION 10.  Applicable Law.  THIS AMENDMENT
SHALL
          BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                    SECTION 11.  No Novation.  Except as expressly
set
          forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement specifically referred to herein.

                    SECTION 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

                    SECTION 13. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of,
          or to be taken into consideration in interpreting, this Amendment.

                    IN WITNESS WHEREOF, the Borrower, each of the Guarantors and the Required Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                        ECKERD CORPORATION,

                                          by
                                             /s/ Martin W. Gladysz
                                             Name:  Martin W. Gladysz
                                             Title: VP Treasurer

                                        Lenders:

                                        CHEMICAL BANK, individually
                                        and as Administrative Agent,
                                        Managing Agent, Swingline
                                        Lender and Collateral Agent,

                                          by
                                            /s/ Hans von Nolde
                                            Name:  Hans von Nolde
                                            Title: Vice President

                                        NATIONSBANK OF FLORIDA, N.A.,
                                        individually and as Managing
                                        Agent, Swingline Lender and
                                        Documentation Agent,

                                          by
                                            /s/ Joseph J. Troy
                                            Name:  Joseph J. Troy
                                            Title: Vice President

                                        THE FIRST NATIONAL BANK OF
CHICAGO,

                                          by
                                             /s/ Margaret H. Harper

                                            Name:  Margaret H. Harper
                                            Title: Vice President

                                        THE FIRST NATIONAL BANK OF
BOSTON,

                                          by
                                             /s/ William C. Purinton
                                            Name:  William C.
Purinton
                                            Title: Vice President

                                        WELLS FARGO BANK, N.A.,
                                          by
                                             /s/ Peter W. Clark

                                            Name:  Peter W. Clark
                                            Title: Assistant Vice
President

                                        NATIONAL WESTMINSTER BANK
USA,

                                          by
                                             /s/ W. Wakefield Smith

                                            Name:  W. Wakefield Smith
                                            Title: Vice President

                                        THE LONG-TERM CREDIT BANK OF
JAPAN,
                                        LIMITED, NEW YORK BRANCH,

                                          by
                                             /s/  John J. Sullivan

                                            Name:
                                            Title:

          BANQUE PARIBAS,               BANQUE PARIBAS,

            by                            by
               /s/ Ann C. Pifer              /s/ Richard G. Burrows

              Name:  Ann C. Pifer           Name:  Richard G. Burrows
              Title: Assistant Vice         Title: Vice President
                     President

                                        THE NIPPON CREDIT BANK, LTD.,

                                          by
                                             /s/ Lori A. Ravit

                                            Name:  Lori A. Ravit
                                            Title: Assistant Vice
President

                                        GENERAL ELECTRIC CAPITAL
CORPORATION,
                                          by
                                            /s/ Elaine L. Moore
                                            Name:  Elaine L. Moore

                                Title: Senior Vice President

                                        SOCIETE GENERALE,

                                          by
                                             /s/ John J. Wiener

                                            Name:  John J. Wiener
                                            Title: Vice President

          UNION BANK OF SWITZERLAND,    UNION BANK OF SWITZERLAND,
          NEW YORK BRANCH,              NEW YORK BRANCH,

            by                            by


              Name:                         Name:
              Title:                        Title:

                                        MELLON BANK, N.A.,

                                          by
                                             /s/ Lisa M. Pellow

                                            Name:  Lisa M. Pellow
                                            Title: Vice President

                                        UNION BANK OF FINLAND LTD.
GRAND
                                        CAYMAN BRANCH,

                                          by
                                            /s/ Eric I. Mann
                                            Name:  Eric I. Mann
                                            Title: Vice President

                                          by
                                            /s/ John F. Kehnle
                                            Name:  John F. Kehnle
                                            Title: Vice President

                                        NATIONAL CITY BANK,

                                          by
                                            /s/ Brian G. Karrip
                                            Name:  Brian G. Karrip
                                            Title: Vice President

                                        FIRST INTERSTATE BANK OF
TEXAS
                                        N.A.,

                                          by
                                            /s/ Frank W. Schageman
                                            Name:  Frank W. Schageman
                                            Title: Assistant Vice
President

                                        VAN KAMPEN MERRITT, PRIME
RATE
                                        INCOME TRUST,

                                          by
                                            /s/ [illegible]
                                            Name:
                                            Title:

                                        THE BANK OF TOKYO,

                                          by


                                            Name:
                                            Title:

                                        THE FUJI BANK, LIMITED,

                                          by
                                            /s/ Katsunori Nozawa
                                            Name:  Katsunori Nozawa
                                            Title: Vice President &
                                                   Manager

                                        CREDIT LYONNAIS CAYMAN ISLAND
                                        BRANCH,

                                          by
                                            /s/ Frederick Haddad
                                            Name:  Frederick Haddad
                                            Title: Authorized
Signatory

                                        CREDIT LYONNAIS NEW YORK
BRANCH,

                                          by
                                             /s/ H. Frederick Haddad
                                            Name:  Frederick Haddad
                                            Title: Senior Vice
President

                                        SHAWMUT NATIONAL BANK OF
                                        CONNECTICUT, N.A.,

                                          by


                                            Name:
                                            Title:

                                        ABN-AMRO BANK, N.V.,

                                          by


                                            Name:
                                            Title:

                                          by


                                            Name:
                                            Title:

                                        BANK OF SCOTLAND,

                                          by
                                             /s/ Catherine M.
Oriffrey
                                            Name:  Catherine M.
Oriffrey
                                            Title: Vice President

                                        BANKERS TRUST COMPANY,
                                          by
                                             /s/ Mary Jo Jolly

                                            Name:  Mary Jo Jolly
                                            Title: Assistant Vice
President

                                        HIBERNIA NATIONAL BANK,

                                          by
                                             /s/ Troy S. Williamson

                                            Name:  Troy S. Williamson
                                            Title: Assistant Vice
President

                                        MCI CAPITAL INC.,

                                          by
                                             /s/ Bruce N. Komuro

                                            Name:  Bruce N. Komuro
                                            Title: Executive Vice
President

                                        FLEET BANK OF MASSACHUSETTS,
N.A.,

                                          by
                                             /s/ Thomas J. Bullard

                                            Name:  Thomas J. Bullard
                                            Title: Vice President

                                        THE SAKURA BANK, LIMITED,

                                          by
                                             /s/ Hiroyasu Imanishi

                                            Name:  Hiroyasu Imanishi
                                            Title: VP and Senior
Manager
                                        NATIONAL CANADA FINANCE
CORP.,

                                          by
                                             /s/ Michael S.
Bloomenfeld
                                            Name:  Michael S.
Bloomenfeld
                                            Title: Vice President

                                        GIROCREDIT BANK,

                                          by
                                             /s/ Dhuane G. Stephens

                                            Name:  Dhuane G. Stephens
                                            Title: Vice President

                                          by
                                             /s/ John P. Redding

                                            Name:  John P. Redding
                                            Title: Vice President

                                        RESTRUCTURED OBLIGATIONS
BACKED BY
                                        SENIOR ASSETS B.V.,
                                          by
                                             /s/ Christopher E.
Jansen
                                            Name:  Christoper E.
Jansen
                                            Title: Managing Director
                                            CHANCELLOR SENIOR SECURED
                                            MANAGEMENT, INC., as

                                    Portfolio Advisor

                                        STICHTING RESTRUCTURED
OBLIGATIONS
                                        BACKED BY SENIOR ASSETS 2
(ROSA 2),
                                          by
                                             /s/ Christopher E.
Jansen
                                            Name:  Christopher E.
Jansen
                                            Title: Managing Director
                                            CHANCELLOR SENIOR SECURED
                                            MANAGEMENT, INC., as
                                            Portfolio Advisor

                                        PROSPECT STREET SENIOR
PORTFOLIO,
                                        L.P.,

                                          by PROSPECT STREET SENIOR
LOAN
                                             CORP., as Managing
General
                                             Partner,

                                          by


                                            Name:
                                            Title:

                                        PEARL STREET, L.P.,

                                          by


                                            Name:
                                            Title:

                                        COMPAGNIE FINANCIeRE DE CIC
ET DE
                                        L'UNION EUROPeENNE,

                                          by
                                             /s/ Marcus Edward

                                            Name:  Marcus Edward
                                            Title: Vice President

                                          by
                                             /s/ Sean Mounier

                                            Name:  Sean Mounier
                                            Title: Vice President

                                        THE MITSUBISHI TRUST AND
BANKING
                                        CORPORATION,

                                          by
                                             /s/ Patricia Loret de
Mola
                                            Name:  Patricia Loret de
Mola
                                            Title: Senior Vice
President

                                        UNITED STATES NATIONAL BANK
OF
                                        OREGON,

                                          by
                                             /s/ Jeffrey W. Jones

                                            Name:  Jeffrey W. Jones
                                            Title: Senior Vice
President

                                        THE YASUDA TRUST & BANKING
COMPANY,
                                        LIMITED, NEW YORK BRANCH,

                                          by
                                             /s/ Neil T. Chau

                                            Name:  Neil T. Chau
                                            Title: First Vice
President

                                        BANK OF IRELAND, GRAND CAYMAN
                                        BRANCH,

                                          by


                                            Name:
                                            Title:

                                        BANK POLSKA,

                                          by


                                            Name:
                                            Title:

                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR,

                                          by
                                             /s/ Iain A. Whyte

                                    Name:  Iain A. Whyte
                                             Title: Assistant Vice
President

                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR,

                                          by
                                             /s/ Mark A. Harrington

                                            Name:  Mark A. Harrington
                                            Title: Vice President or
                                                   Reg. Manager

                                        FIRST AMERICAN NATIONAL BANK,
                                          by
                                             /s/ Russell S. Goyes

                                            Name:  Russell S. Goyes
                                            Title:

                                        MITSUBISHI BANK, LTD.,

                                          by


                                            Name:
                                            Title:
                                        STRATA FUNDING LIMITED,

                                          by
                                             /s/ Christopher E.
Jansen
                                            Name:  Christopher E.
Jansen
                                            Title: Managing Director

                                            CHANCELLOR SENIOR SECURED
                                            MANAGEMENT INC., as
Financial
                                            Manager



                                        VIA BANQUE,

                                          by
                                             /s/ F. Fonduri

                                            Name:  F. Fonduri
                                            Title: DGA

                                          by
                                             /s/ J.L. Simon

                                      Name:  J.L. Simon
                                             Title: DGA

                                        Guarantors:

                                        CLORWOOD DISTRIBUTORS, INC.,

                                          by
                                             /s/ Martin W. Gladysz

                                            Name:  Martin W. Gladysz
                                            Title: Vice President -
                                                   Treasurer

                                        ECKERD CONSUMER PRODUCTS,
INC.,

                                          by
                                             /s/ Martin W. Gladysz

                                            Name:  Martin W. Gladysz
                                            Title: Vice President -
                                                   Treasurer
                                        ECKERD FLEET, INC.,

                                          by
                                             /s/ Martin W. Gladysz

                                            Name:  Martin W. Gladysz
                                            Title: Vice President -
                                                   Treasurer

                                        ECKERD HOLDINGS II, INC.,

                                          by
                                             /s/ Martin W. Gladysz

                                            Name:  Martin W. Gladysz
                                            Title: Vice President -
                                                   Treasurer

                                        ECKERD'S WESTBANK, INC.,

                                          by
                                             /s/ Martin W. Gladysz

                                            Name:  Martin W. Gladysz
                                            Title: Vice President -
                                                   Treasurer

                                        ECKERD TOBACCO COMPANY, INC.,
                                          by
                                             /s/ James M. Santo

                                            Name:  James M. Santo
                                            Title: President

                                        E.I.T., INC.,

                                          by
                                             /s/ Martin W. Gladysz

                                            Name:  Martin W. Gladysz
                                            Title: Vice President -
                                                   Treasurer

                                        INSTA-CARE HOLDINGS, INC.,

                                          by
                                             /s/ James M. Santo

                                            Name:  James M. Santo
                                            Title: Vice President

                                        INSTA-CARE PHARMACY SERVICES
                                        CORPORATION,

                                          by
                                             /s/ James M. Santo

                                            Name:  James M. Santo
                                            Title: Vice President

                                        P.C.V., INC.,
                                          by
                                             /s/ Martin W. Gladysz

                                            Name:  Martin W. Gladysz
                                            Title: Vice President -
                                                   Treasurer

                                        PHARMACY DYNAMICS GROUP,
INC.,

                                          by
                                             /s/ Martin W. Gladysz

                                            Name:  Martin W. Gladysz
                                            Title: Vice President -
                                                   Treasurer